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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


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                                    FORM 8-K
                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


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                                 July 12, 2001
                Date of Report (Date of earliest event reported)


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                                AGCO CORPORATION
             (Exact name of registrant as specified in its charter)


       Delaware                     1-12930                    58-1960019
      (State of            (Commission file number)         (I.R.S. Employer
    incorporation)                                         Identification No.)


                            4205 River Green Parkway
                             Duluth, Georgia 30096
                        (Address of principal executive
                           offers including zip code)


                                 (770) 813-9200
              (Registrant's telephone number, including area code)




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ITEM 5.  OTHER EVENTS

     On April 17, 2001, AGCO issued $250 million of 9 1/2% Senior Notes due 2008 (the"Senior Notes"). The Senior Notes are fully and unconditionally guaranteed by the following U.S. subsidiaries of AGCO Corporation: AGCO Ventures LLC, Hesston Ventures Corporation, Hay and Forage Industries, Ag-Chem Equipment Co., Inc., Ag-Chem Manufacturing Co., Inc., Ag-Chem Sales Co., Inc., Ag-Chem Equipment International, Inc., Lor*Al Products, Inc. and Ag-Chem Equipment Canada, Ltd. (the "Guarantor Subsidiaries"). The following financial information filed as an exhibit to this Form 8-K incorporates the condensed consolidating balance sheets, statements of operations and cash flows of (i) the parent company as if it accounted for its subsidiaries on the equity method, (ii) the Guarantor Subsidiaries on a combined basis, and (iii) the non-guarantor subsidiaries on a combined basis as a note to the audited financial statements of the AGCO Corporation for the most recently completed fiscal year ended December 31, 2000 and unaudited financial statements of the AGCO Corporation for the most recently completed interim period dated March 31, 2001.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

(c)      Exhibits

99.1     Report of Independent Public Accountants

         Consolidated Statements of Operations for the years ended December 31, 2000, 1999 and 1998

         Consolidated Balance Sheets as of December 31, 2000 and 1999

         Consolidated Statements of Stockholders' Equity for the years ended
         December 31, 2000, 1999 and 1998

         Consolidated Statements of Cash Flows for the years ended December 31,
         2000, 1999 and 1998

         Notes to Consolidated Financial Statements

99.2     Condensed Consolidated Balance Sheets as of March 31, 2001 and December
         31, 2000

         Condensed Consolidated Statements of Operations for the three months ended March 31, 2001 and 2000

         Condensed Consolidated Statements of Cash Flows for the three months ended March 31, 2001 and 2000

         Notes to Condensed Consolidated Financial Statements

99.3     Consent of Independent Public Accountants
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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   AGCO Corporation


                                   By: /s/ Stephen D. Lupton
                                      --------------------------------------
                                           Stephen D. Lupton
                                           Senior Vice President and
                                           General Counsel

Dated: July 12, 2001


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                                 EXHIBIT INDEX

Exhibit           Description
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
99.1     Report of Independent Public Accountants

         Consolidated Statements of Operations for the years ended December 31, 2000, 1999 and 1998

         Consolidated Balance Sheets as of December 31, 2000 and 1999

         Consolidated Statements of Stockholders' Equity for the years ended
         December 31, 2000, 1999 and 1998

         Consolidated Statements of Cash Flows for the years ended December 31,
         2000, 1999 and 1998

         Notes to Consolidated Financial Statements

99.2     Condensed Consolidated Balance Sheets as of March 31, 2001 and December
         31, 2000

         Condensed Consolidated Statements of Operations for the three months ended March 31, 2001 and 2000

         Condensed Consolidated Statements of Cash Flows for the three months ended March 31, 2001 and 2000

         Notes to Condensed Consolidated Financial Statements

99.3     Consent of Independent Public Accountants